Supplement Dated January 5, 2007 to the

INTERSTATE TAX-EXEMPT FUND
CALIFORNIA TAX-EXEMPT FUND
of The Reserve Tax-Exempt Trust

NEW YORK TAX-EXEMPT TRUST
of The Reserve New York Tax-Exempt Trust

Prospectus and Statement of Additional Information
Dated September 28, 2006 as Amended October 2, 2006

The following supplements the information under the section entitled "Principal Investment Strategies" in the Prospectus and the section entitled "Money-Market Instruments and Investment Strategies" in the Statement of Additional Information.

Tax-exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Funds will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

Tender Option Bonds. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Funds may buy tender option bonds if the agreement gives the Funds the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian, and the third-party provider of the tender option. For certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax.

The sentence under the section heading "Money Market Instruments and Investment Strategies" in the Statement of Additional Information entitled "Commercial Paper" is deleted.